CAPITAL TRUST
                                605 Third Avenue
                                   26th Floor
                            New York, New York 10016


                                                                October 23, 1998

First Chicago Capital Corporation
One First National Plaza
Mail Suite 0597
Chicago, Illinois 60670-0597

Wells Fargo & Company
333 South Grand Avenue
Los Angeles, California 90071

BankAmerica Investment Corporation
231 South LaSalle Street, 17th Floor
Chicago, Illinois 60607

Ladies and Gentlemen:

         Capital Trust, a California business trust (the "Company"), has received the benefit of the following: (i) Amendment No. 2 to that certain Preferred Share Purchase Agreement, dated as of June 16, 1997, by and between the Company and Veqtor Finance Company, L.L.C., a Delaware limited liability company ("Veqtor"), made as of October 23, 1998, by and between the Company and Veqtor; (ii) that certain Agreement and Waiver with respect to Preferred Shares, dated October 23, 1998, between the Company and Veqtor; and (iii) Amendment No. 1 to that certain Amended and Restated Limited Liability Company Agreement of Veqtor, made as of October 23, 1998, among Capital Trust Investors Limited Partnership, an Illinois limited partnership, and V2 Holdings LLC, a Delaware limited liability company, both as the Common Members and the Managing Members, and First Chicago Capital Corporation, a Delaware corporation ("First Chicago"), Wells Fargo & Company, a Delaware corporation ("Wells Fargo"), and BankAmerica Investment Corporation, an Illinois corporation ("BankAmerica"), as the Preferred Members.

         In consideration of the benefit mentioned in the foregoing paragraph, the Company agrees to enter into this letter agreement to grant to First Chicago, Wells Fargo and BankAmerica (collectively, the "Subordinated Prospective Co- Investors") certain co-investment rights that are subordinate to the co-investment

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rights contained in that certain Co-Investment Agreement, dated as of July 28,
1998, among the Company, Vornado Realty L.P., a Delaware limited partnership, EOP Operating Limited Partnership, a Delaware limited partnership, and General Motors Investment Management Corporation, a Delaware corporation, as agent for and for the benefit of the Pension Plans (as defined therein), attached hereto as Exhibit A (the "Senior Co-Investment Agreement"). To that end, subject to the following, the Company shall offer to the Subordinated Prospective Co-Investors the opportunity to co-invest on a pro rata basis in any "Target Investment" (as such term is defined in the Senior Co-Investment Agreement) for which the Company has determined to obtain co-investors. The Company's obligation to offer a Target Investment for co-investment by the Subordinated Prospective Co-Investors and any such offer that is made by the Company (the "Subordinated Offer") shall be subject to the prior rights under the Senior Co-Investment Agreement of the "Prospective Co-Investors" (as such term is defined in the Senior Co-Investment Agreement). The Subordinated Offer shall be made in accordance with and subject to the terms and conditions of the Senior Co-Investment Agreement assuming for purposes of this letter agreement that the Subordinated Prospective Co-Investors are Prospective Co-Investors, except that the Company shall be obligated to offer the Subordinated Prospective Co-Investors the opportunity to co-invest in any such Target Investment only to the extent that the Prospective Co-Investors waive their right to, or decline to, co-invest in the Target Investment in accordance with the provisions of the Senior Co-Investment Agreement.

         Notwithstanding anything to the contrary contained herein, this letter agreement and the co-investment rights granted herein shall, with respect to any Subordinated Prospective Co-Investor, terminate immediately upon the redemption, pursuant to the limited liability agreement of Veqtor Finance Company, L.L.C. ("Veqtor") of any such Subordinated Prospective Co-Investor's entire interest in Veqtor in exchange for its pro rata portion of the shares of beneficial interest in the Company owned by Veqtor.

         Except as set forth in this letter agreement, the Subordinated Prospective Co-Investors shall have no right or obligation to co-invest in any investment made by the Company.

         The Company has signed below to indicate its agreement with the foregoing terms and conditions. If the foregoing is acceptable to you, please sign below and return to the Company the enclosed copy of this letter agreement to so indicate your agreement with the foregoing terms and conditions.


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                                               Very truly yours,


                                             CAPITAL TRUST

                                             By: /s/ John R. Klopp
                                                --------------------------------
                                                  Name:  John R. Klopp
                                                  Title: Chief Executive Officer


         By our signature below, each of the undersigned hereby severally agrees to be bound by the terms and conditions of this letter agreement.

                                       FIRST CHICAGO CAPITAL
                                       CORPORATION

                                       By: /s/ John C. Van Tassell
                                          --------------------------------------
                                              Name:  John C. Van Tassell
                                              Title: First Vice President

                                       WELLS FARGO & COMPANY

                                       By: /s/ David Martin
                                          --------------------------------------
                                              Name:  David Martin
                                              Title: Vice President

                                       BANKAMERICA INVESTMENT
                                       CORPORATION

                                       By: /s/ Michael J. Holmberg
                                          --------------------------------------
                                              Name:  Michael J. Holmberg
                                              Title: Attorney-in-Fact



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